Exhibit 99.1

Build-A-Bear Workshop, Inc. Announces Increase in Quarterly Cash Dividend

ST. LOUIS (March 11, 2026) Build-A-Bear Workshop, Inc. (NYSE: BBW) announced today that its Board of Directors declared a quarterly cash dividend of $0.23 per share of issued and outstanding common stock, representing an increase of $0.01 per share.  The dividend will be paid on April 9, 2026, to all stockholders of record as of March 26, 2026.

About Build-A-Bear

Since its beginning in 1997, Build-A-Bear has evolved to become a beloved multi-generational brand focused on its mission to “add a little more heart to life,” where guests of all ages make their own “furry friends” in celebration and commemoration of life moments. Guests create their own stuffed animals by participating in the stuffing, dressing, accessorizing, and naming of their own teddy bears and other plush toys based on the Company’s own intellectual property and in conjunction with a variety of best-in-class licenses. The hands-on and interactive nature of our more than 600 company-owned, partner-operated and franchise experience locations around the world, combined with Build-A-Bear’s pop-culture appeal, often fosters a lasting and emotional brand connection with consumers and has enabled the Company to expand beyond its retail stores to include e-commerce sales on www.buildabear.com and non-plush branded consumer categories via out-bound licensing agreements with leading manufacturers, as well as the creation of engaging content via Build-A-Bear Entertainment (a subsidiary of Build-A-Bear Workshop, Inc.). The brand’s newest communications campaign, "The Stuff You Love," commemorates more than a quarter-century of creating cherished memories worldwide. Build-A-Bear Workshop, Inc. (NYSE: BBW) posted consolidated total revenues of $496.4 million for fiscal 2024. For more information, visit the Investor Relations section of buildabear.com.

Forward-Looking Statements:

Statements regarding quarterly or future dividends, whether regular or special, payable to the company's shareholders, which may be subject to future increases, decreases, or elimination, as determined by the Build-A-Bear Workshop, Inc. Board of Directors, are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. The company cautions investors that any such forward-looking statements are not guarantees of future performance, including but not limited to, growth, earnings improvement, returns, future dividend payments, or the amount of such payments. Investors are directed to consider the risks and uncertainties in the company's business that may cause actual results to differ and/or affect the board's decision to declare dividends in the future, including those factors discussed under the caption entitled “Risk Factors” and “Forward-Looking Statements” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on April 17, 2025 and other periodic reports filed with the SEC which are incorporated herein.

All of our forward-looking statements are as of the date of this Press Release only. In each case, actual results may differ materially from such forward-looking information. We can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or other risks and uncertainties referred to in this Press Release or included in our other public disclosures or our other periodic reports or other documents or filings filed with or furnished to the SEC could materially and adversely affect our continuing operations and our future financial results, cash flows, available credit, prospects and liquidity. Except as required by law, the Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations Contact

Gary Schnierow, Vice President, Investor Relations & Corporate Finance

garys@buildabear.com

Media Relations Contact

pr@buildabear.com